UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

Frederick County Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

          On October 11, 2006, the Registrant announced its earnings for the nine months ended September 30, 2006.  For further information, reference is made to the Registrant’s press release, dated October 11, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 2.02 of Form 8-K.

Item 7.01     Regulation FD Disclosure

          On October 11, 2006, the Registrant announced its earnings for the nine months ended September 30, 2006.  For further information, reference is made to the Registrant’s press release, dated October 11, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1   Press Release dated October 11, 2006

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

	By:	/s/ William R. Talley, Jr.

William R. Talley, Jr.,
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)

Dated: October 11, 2006